Southern First Bancshares, Inc.

Annual Shareholders' Meeting
May 19th, 2015

Forward Looking Statements:

During the course of this presentation, management may make projections and forward-looking statements regarding events or the future financial performance of Southern First Bancshares, Inc. We wish to caution you that these forward-looking statements involve certain risks and uncertainties, including a variety of factors (including a downturn in the economy, greater than expected non-interest expenses, increased competition, fluctuations in interest rates, regulatory actions, excessive loan losses and other factors) that may cause Southern First's actual results to differ materially from the anticipated results expressed or implied in these forward-looking statements. Therefore, we can give no assurance that the results contemplated in the forward-looking statements will be realized. Investors are cautioned not to place undue reliance on these forward-looking statements and are advised to review the risk factors that may affect Southern First's operating results in documents filed by Southern First Bancshares, Inc. with the Securities and Exchange Commission, including the annual report on Form 10-K and other required filings. Southern First assumes no duty to update the forward-looking statements made in this presentation.

Southern First Bancshares

Corporate Profile

- Overview:
  - Headquartered in Greenville, South Carolina
  - 15 year old bank
  - 9 offices in the three largest metropolitan SC markets

- Financial snapshot (as of March 31, 2015)
  - Total assets: $1.1 billion
    - 6th largest bank headquartered in South Carolina
  - ROAA: .78% *
  - ROAE: 9.67% *
  - NPA's: .85%
  - TCE: 7.96%
  - Total risk-based capital: 12.21%
    - Capital ratios reflect $18.4 million capital offering completed in Q4 2014

* annualized based on Q1 2015

Southern First Bank

Markets / Footprint


NORTH CAROLINA
Asheville
Raleigh
Charlotte
Greenville
Atlanta
Columbia
SOUTH CAROLINA
Augusta
GEORGIA
Charleston
Savannah
85
385
26
77
20
95
26

Greenville (opened 2000)
$9 billion market – 4 offices

Columbia (opened 2007)
$15 billion market - 3 offices

Charleston (opened 2012)
$8 billion market - 2 offices

2014 Highlights:

- The value of your SFST stock improved 28%
- Net income increased 31% to $5.7 million
- Total deposits increased $109 million – 16% increase
- Total loans increased $138 million – 19% increase
- Total assets surpassed $1 billion
- Completed $18.4 million common stock offering

SFST Valuation

Increased 28% in 2014 / 188% over three years

- **SFST - $105 million market valuation**
- **124 x tangible book value / 14 x LTM earnings per share**

SFST: 28% **Bank Index: 7%** **S&P 500: 11%**



Price Change (%)
40
30
20
10
0
-10
Jan 2014
Mar 2014
May 2014
Jul 2014
Sep 2014
Nov 2014

2014 Highlight – Net Income Growth

Net Income increased 31% in 2014



Net Income - $ mil
$8
$6
$4
$2
$0
$0.9
$2.8
$4.4
$5.7
2011
2012
2013
2014

Southern FIRST

2014 Highlight – Deposit / Loan growth

Deposits up 16% / Loans up 19%


Deposits - $ mil
$900
$850
$800
$750
$700
$650
$600
$680
$789
Q4 2013
Q4 2014


Loans - $ mil
$950
$900
$850
$800
$750
$700
$650
$734
$871
Q4 2013
Q4 2014

Southern FIRST

Q4 2014 Capital Raise

$18.4 million in net proceeds

- Existing and new institutional owners
- Redeemed remaining $11.2 million preferred stock
- TCE = 8.06% Total risk based capital = 12.51%
- Provides capital for continued organic growth

Strategic Vision:

One Chance / One Step

- Create a distinguishing value for the client ClientFIRST
- Expand our proven ability to grow organically
- Maintain intense focus on asset quality and risk management
- Invest in talent and strategic infrastructure
- Drive improved performance for our owners

Southern FIRST

Strategic Vision

Q1 2015 financial highlights:

- Net income increased 92% to $2.0 million (1)
  - $.31 per diluted share
- Core deposits increased 21% to $627 million (1)
- Loans increased 17% to $909 million (1)
- Top line revenue increased 30% to $11.2 million (1)
  - Net interest income plus noninterest income
- Book value increased to $13.70 per share
- NPA's = .85%
- Net charge-offs of .06% YTD annualized

(1) Compared to Q1 2014

Q1 2015 Performance

Earnings momentum


Net Income to Common Shareholders ($ thou)
Up 92% in Q1 '15
$2,100
$1,900
$1,700
$1,500
$1,300
$1,100
$900
$700
$1,057
$1,313
$1,573
$1,766
$2,028
Q1 '14
Q2 '14
Q3 '14
Q4 '14
Q1 '15


Earnings per Common Share Diluted
$0.35
$0.30
$0.25
$0.20
$0.15
$0.22
$0.26
$0.31
$0.30
$0.31
Q1 '14
Q2 '14
Q3 '14
Q4 '14
Q1 '15

Q1 2015 Performance

Growth in core deposits and loans


Core Deposits - $ mil
$700
$650
$600
$550
$500
$450
$520
$536
$557
$585
$627
Q1 '14
Q2 '14
Q3 '14
Q4 '14
Q1 '15


Loans - $ mil
$950
$900
$850
$800
$750
$700
$776
$813
$833
$871
$909
Q1 '14
Q2 '14
Q3 '14
Q4 '14
Q1 '15

Q1 2015 Performance

Strong growth in top line revenue

- Q1 2105 total revenue increased 30% from Q1 2014
- Q1 2105 noninterest income increased 121% from Q1 2014



Total Revenue ($ 000's) *
$11,500
$11,000
$10,500
$10,000
$9,500
$9,000
$8,500
$8,000
$7,500
$7,000
$8,613
$9,588
$10,051
$10,567
$11,211
Q1 '14
Q2 '14
Q3 '14
Q4 '14
Q1 '15

Southern FIRST

* Net interest income plus noninterest income

Southern First Bancshares

Growing shareholder value

- Growth – organic strength in each market
- Performance – earnings momentum
- Model – technology / efficient structure
- Markets – 3 largest SC markets
- Leadership – performance driven

Southern FIRST

Southern First Bancshares, Inc.
Annual Shareholders' Meeting

Thank you for your continued support